UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

◻ Preliminary information statement

◻ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

MUTUAL FUND SERIES TRUST
(Name of Registrant as Specified in Its Charter)

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AlphaCentric Municipal Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

1-844-233-8637

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the appointment of a new municipal bond investment sub-adviser to the AlphaCentric Municipal Opportunities Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”).

As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved SWBC Investment Company (“SWBC”) as a municipal bond investment sub-advisor to the Fund and has approved a sub-advisory agreement with SWBC on the terms described herein.

As always, please feel free to contact the Fund at 1-844-233-8637 with any questions you may have.

Sincerely,

Jerry Szilagyi

President

Mutual Fund Series Trust

AlphaCentric Municipal Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

1-844-233-8637

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the AlphaCentric Municipal Opportunities Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that Catalyst Capital Advisors, LLC, an affiliate of AlphaCentric Advisors LLC, the Fund’s investment adviser (the “Advisor” or “AlphaCentric”) received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Advisor to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees (the “Board” or the “Trustees”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-advisor or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order because the Fund is managed by AlphaCentric, an entity controlling, controlled by or under common control with Catalyst Capital Advisors, LLC, and complies with the terms and conditions set forth in the application for the Order.

At a meeting held on November 30, 2020 (the “Meeting”), the Board considered and approved SWBC Investment Company (“SWBC” or “Sub-Advisor”) to serve as the municipal bond sub-advisor to the Fund. At that time, the sub-advisory agreement between the Advisor and Sub-Advisor, with respect to the Fund (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A) was approved by the Board. The Sub-Advisory agreement with Sub-Advisor became effective December 1, 2020, when the Sub-Advisor commenced providing sub-advisory services to the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about February 25, 2021 to the Fund’s shareholders of record as of February 16, 2021 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement between the Advisor and SWBC with respect to the Fund. As of the Record Date, there were issued and outstanding 97,991.2820 total shares consisting of 4,768.3740 Class A shares, 1.0190 Class C shares, and 93,221.8890 Class I shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, by calling 1-844-233-8637 or by visiting

www.AlphaCentricFunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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The Sub-Advisory Agreement

At its November 30, 2020 meeting, the Board approved the hiring of the Sub-Advisor to the Fund pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor. Under the terms of the investment management agreement between the Trust and the Advisor, on behalf of the Fund, the Advisor is entitled to receive an annual advisory fee from the Fund equal to 1.00% of the Fund’s average daily net assets. Under the terms of the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive an annual fee from the Advisor of 40% of the net management fees that the Advisor receives from the Fund (maximum of 0.40% of the Fund’s average daily net assets). The “net advisory fee” is defined as the management fees from the Fund less fee waivers due to the expense limitation agreement between the Fund and the Advisor and any extraordinary expenses related to the management of the Fund, including but not limited to, regulatory, litigation and legal expenses. There will be no increase in total fees paid by the Fund in connection with the Sub-Advisory Agreement. For such compensation, the Sub-Advisor will, at its expense, continuously furnish an investment program for the municipal securities sleeve of the Fund’s portfolio, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities related to the Fund’s municipal securities sleeve, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determine.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement will automatically terminate on assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Fund, Advisor, or vote of a majority of the outstanding shares of the Fund, on 60 days’ notice. The Sub-Advisory Agreement can be terminated by the Sub-Advisor without the payment of any penalty on 90 days’ notice to the Advisor and the Fund.

The Sub-Advisory Agreement provides that neither the Sub-Advisor nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning SWBC

SWBC is a Texas corporation located at 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216. SWBC is a registered investment advisor that was formed in 2007 and, in addition to serving as investment sub-advisor to the Fund, provides investment advisory services to individuals (other than high net worth individuals), high net worth individuals, banking or thrift institutions, charitable organizations and corporations. SWBC is controlled by and wholly owned by SWBC Corporation located at 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216. SWBC Corporation is equally owned by Charles E. Amato, its Chairman of the Board and CEO; and Gary L. Dudley, its President. The address of each of the preceding is c/o SWBC Corporation 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216.

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The names, titles, addresses, and principal occupations of the principal executive officers and directors of SWBC are set forth below:

Name and Address:*	Title and Principal Occupation:
Charles E. Amato	Chairman of the Board, SWBC Investment Company
Gary L. Dudley	Director, Vice President, Secretary and Treasurer, SWBC Investment Company
John P. Tuohy	CEO, President, and Chief Compliance Officer, SWBC Investment Company

* The address for each officer and director is c/o SWBC Investment Company 9311 San Pedro Avenue, Suite 600, San Antonio, Texas 78216.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Trustees’ consideration of various factors and review of written materials provided by the Sub-Advisor. The Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Trustees reviewed the Sub-Advisor’s responses to a series of questions regarding, among other things, their investment performance, the Sub-Advisor’s quality of services, comparative fee and expense information, and an estimate of the Sub-Advisor’s profitability from managing the Fund. The Trustees noted that SWBC has an affiliated broker-dealer but did not intend to use such broker-dealer for Fund transactions.

Nature, Extent and Quality of Services. The Board reviewed the experience and credentials of SWBC’s key personnel and discussed the investment sub-advisory services to be provided to the Fund. The Board observed that SWBC would provide fund research, asset management and portfolio construction for Fund and that all investment decisions would be overseen and executed by the sub-advisory team and authorized personnel. The Board acknowledged that SWBC utilized a centralized platform with a dedicated team to manage all investment instructions and used pre-arranged clearing firms offering best execution to support all trading activity. The Board noted that SWBC reported no material compliance, litigation or regulatory issues in the past 36 months. The Board agreed that SWBC had the experience and resources necessary to provide quality service to the Fund.

Performance. The Board reviewed the performance history of another fund sub-advised by SWBC and noted that although it trailed its benchmark for the 1-year period, it was on-par with the benchmark for the 3-year and since inception periods. The Board remarked that the current portfolio manager of the Fund would continue managing the municipal sleeve of the Fund as a member of SWBC’s team. The Board agreed that, although not dispositive, the performance data indicated that SWBC had the ability to provide reasonable returns for the Fund.

Fees and Expenses. The Board noted that SWBC would receive a fee, to be paid by AlphaCentric and not the Fund, of 40% of the net advisory fee (with a maximum of 0.40% of the Fund’s average daily net assets). The Board commented that SWBC’s proposed sub-advisory fee for the Fund was lower than the fee it charged its other accounts. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to the Fund, the sub-advisory fee in relation to the total advisory fee, and the allocation of fees between AlphaCentric and SWBC were not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by SWBC, noting that SWBC anticipated a loss in connection with the Fund for the first year of the sub-advisory agreement, and a

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reasonable profit in the second year of the sub-advisory agreement. The Board concluded that excessive profitability was not likely to be an issue during the initial term of the agreement.

Economies of Scale. The Board considered whether SWBC would realize economies of scale with respect to the sub-advisory services provided to the Fund during the initial term of the sub-advisory agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from SWBC as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the sub-advisory agreement was in the best interests of the Fund and its shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Fund with transfer agent, accounting and certain administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with certain management, legal, administrative and compliance services.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group beneficially owned 0% of the Class A shares of the Fund, 0% of the Class C shares of the Fund, and 10.73% of the Class I shares of the Fund. As of the Record Date, Jerry Szilagyi, President of the Trust and an Interested Trustee, beneficially owned, through a voting and economic interest, 10,000.0000 Class I shares (10.73% of the class). To the best knowledge of the Trust, there were no other Trustees or officers of the Trust who were the beneficial owners of shares of the Fund on the Record Date.

As of the Record Date, the record owners* of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) (Shares)	Percent (%) of Class
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	4,767.3550	99.98%*

Class C Shares

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Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) (Shares)	Percent (%) of Class
Roberto Roffo &/Pamela Roffo JT Ten Dayton, NJ 08810	1.0190	100%*

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record (R) and Beneficial (B) (Shares)	Percent (%) of Class

Jerry Szilagyi &/Isobel L Szilagyi JT Ten

200 Dorado Beach Dr. Apt 3642

Dorado, PR 00646-2253

Edward S Finocchiaro

11 Maple Lane

Marshfield, MA 02050

TD Ameritrade FBO/Mark J. Kamies & JT TEN

209 Look Back Drive

Ozark, MO 65721-9081

National Financial Services LLC

499 Washington Blvd.

Jersey City, NJ 07310

	10,000.0000 5,255.7010 19,813.1930 47,159.2980	10.73% 5.64% 21.25% 50.59%*

*Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests,

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call the Trust at 1-844-233-8637, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

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APPENDIX A

SUB-ADVISORY AGREEMENT

This SUB-ADVISORY AGREEMENT, between AlphaCentric Advisors LLC, a Delaware limited liability corporation (the “Adviser”), and SWBC Investment Company, a Texas corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund Series Trust, an Ohio business trust (the “Trust”), pursuant to a Management Agreement dated as of May 15, 2014 (the “Management Agreement”);

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the AlphaCentric Municipal Opportunities Fund (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.                Sub-Adviser’s Duties. Subject to the general supervision and oversight of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of all of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased,

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retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(a)                The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(b)                The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust’s declaration of trust, its by-laws and the Fund’s prospectus and with the reasonable instructions and directions of the Trust’s Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(b)	The Sub-Adviser shall determine the securities and other investments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other investments, subject to paragraph entitled “Execution of Purchase and Sale Orders” below;

(c)                The Sub-Adviser shall maintain books and records with respect to the investment transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;

(d)                The Sub-Adviser shall provide the Trust’s custodian and fund accounting agent on each business day with information about the Fund’s investment transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(e)                The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s accounting agent for assistance in obtaining price sources for investments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;

(f)                 The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund’s holdings;

(g)                The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of investments beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other types of events pertaining to the investments held by the Fund in accounts managed by Sub-Adviser;

(h)                The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide

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the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while the Sub-Advisory Agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations, and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code;

(i)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, as amended, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program consistent with its obligations under the Advisers Act;

3.              Custodian. The assets of the Fund shall be held by an independent custodian, not the Adviser or Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser’s obligations in respect of the Fund.

4.                            Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser’s overall management of the Fund. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.

5.                            Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust’s reasonable directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.                            Execution of Purchase and Sale Orders.

(a)       In connection with purchases or sales of investments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of investments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and

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responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

(b)             The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

(c)              Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Sub-Advisory Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.       Books and Records. The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2(e) of this Sub-Advisory Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall retain copies of all such books and records as required under the Advisers Act.

8.       Expenses of the Sub-Adviser. During the term of this Sub-Advisory Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities and investments purchased or sold for the Fund (including taxes and brokerage commissions, if any). Furthermore, the Sub-Adviser is not obligated to pay the

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compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.       Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to 40% of the net advisory fees paid by the Fund to the Adviser. Net advisory fees are defined as management fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

10.       Liability and Indemnification.

(a)              Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)             Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

(e)       Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

11.       Duration and Termination.

(a)       The term of this Sub-Advisory Agreement shall begin on the date and year the Sub-Adviser commences investment operations for the Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Sub-Advisory Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (i) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval,

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and (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or “interested persons” (as defmed in the 1940 Act) of any party to this Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the performance of the terms of this Sub-Advisory Agreement or any extension, renewal or amendment thereof.

(b)       This Sub-Advisory Agreement may be terminated at any time upon 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 90 days’ prior written notice to the Adviser and the Trust. Termination of this Sub-Advisory Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Sub-Advisory Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Sub-Advisory Agreement; (iii) the Fund’s obligation to pay advisory fees to Adviser. If this Sub-Advisory Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund. This Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.                        Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund. Nothing in this Sub-Advisory Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any investment which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

13.                        Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor is it or any of its associated persons currently the subject of any investigation or proceeding which could result in statutory disqualification. In addition, each of Adviser and Sub-Adviser agree to promptly notify the other of the occurrence of any event that would disqualify it from serving as an investment adviser of a

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registered investment company pursuant to Section 9(a) of the 1940 Act. The Adviser and Sub-Adviser further agree to promptly notify the other regarding any non-routine inspections, notices, or inquiries from any governmental, administrative, or self-regulatory agency; the commencement of any legal or regulatory actions or proceedings against it or any of its officers; and any material developments associated therewith. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.                         Amendment. This Sub-Advisory Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

15.                         Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the Trust’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16.                         Notice. Whenever any notice is required or permitted to be given under any provision of this Sub-Advisory Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or email to the other party at the addresses specified on page 1, the email addresses on the signature page, or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.                         Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Sub-Advisory Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

18.                         Governing Law. (a) This Sub-Advisory Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Sub-Advisory Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of

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the 1940 Act reflected in any provision of this Sub-Advisory Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

19.                         Severability. In the event any provision of this Sub-Advisory Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Sub-Advisory Agreement, which shall continue to be in force.

20.                         Counterparts. This Sub-Advisory Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.                         Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Sub-Advisory Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

22.                         Captions. The captions in this Sub-Advisory Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

23.                         Change of Control. Each of Adviser and Sub-Adviser shall notify the other and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

24.                         Other Business. Except as set forth above, nothing in this Sub-Advisory Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed by their officers designated below.

SWBC INVESTMENT COMPANY	ALPHACENTRIC ADVISORS LLC
_____________________________	________________________________
By: John Tuohy	By: Jerry Szilagyi
Title: President	Title: Managing Partner
Email: jtuohy@swbc.com	Email: JerryS@catalystmutualfunds.com

Dated: November 30, 2020

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AlphaCentric Municipal Opportunities Fund

a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

1-844-233-8637

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the AlphaCentric Municipal Opportunities Fund, a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of a Sub-Advisory Agreement between the Fund’s investment adviser, AlphaCentric Advisors LLC (the “Advisor”), and SWBC Investment Company, the Fund’s municipal bond sub-advisor.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows the Advisor to hire and replace investment sub-advisers without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about February 25, 2021 to shareholders of record of the Fund as of February 16, 2021. The Information Statement will be available on the Trust’s website at www.AlphaCentricFunds.com until May 25, 2021. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at info@AlphaCentricFunds.com or toll-free at 1-844-233-8637.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.